                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.2

                               FOURTH QUARTER 2003
                           Supplemental Financial Data

                               TABLE OF CONTENTS

                                                                                    Page
Consolidated Statements of Operations ..........................................      3
Calculation of Funds from Operations and Funds Available for Distribution ......      6
Same Store Operating Results ...................................................      8
Consolidated Balance Sheets ....................................................     10
Consolidated Debt Summary ......................................................     11
Summary of Construction and Initial Lease-Up Communities .......................     14
Asset Sales Summary ............................................................     15
Capitalized Costs Summary ......................................................     16
Investments in Unconsolidated Real Estate Entities .............................     17
Net Asset Value Supplemental Information .......................................     19
Definitions and Reconciliations of Supplemental Non-GAAP Financial Measures ....     21

The projections and estimates given in this document and other written or oral statements made by or on behalf of the Company, may constitute "forward-looking statements" within the meaning of the federal securities laws. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. The following are some of the factors that could cause the Company's actual results to differ materially from the expected results described in the Company's forward-looking statements: future local and national economic conditions, including changes in job growth, interest rates, the availability of financing and other factors; demand for apartments in the Company's markets and the effect on occupancy and rental rates; the impact of competition on the Company's business, including competition for tenants and development locations; the Company's ability to obtain financing or self-fund the development or acquisition of additional apartment communities; the uncertainties associated with the Company's current real estate development, including actual costs exceeding the Company's budgets or development periods exceeding expectations; uncertainties associated with the timing and amount of asset sales and the resulting gains/losses associated with such asset sales; conditions affecting ownership of residential real estate and general conditions in the multi-family residential real estate market; the effects of changes in accounting policies and other regulatory matters detailed in the Company's filings with the Securities and Exchange Commission and uncertainties of litigation; and the Company's ability to continue to qualify as a real estate investment trust under the Internal Revenue Code. Other important risk factors regarding the Company are included under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and may be discussed in subsequent filings with the SEC. The risk factors discussed in such Form 10-K under the caption "Risk Factors" are specifically incorporated by reference into this document.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved                2

                             POST PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
          (Dollars in thousands, except share, per share or unit data)
                                  (UNAUDITED)

                                                                       THREE MONTHS ENDED              TWELVE MONTHS ENDED
                                                                           DECEMBER 31,                     DECEMBER 31,
                                                                   ----------------------------   ----------------------------
                                                                        2003           2002           2003            2002
                                                                   ------------   -------------   -------------  -------------
REVENUES
  Rental                                                           $     70,540   $     69,753    $    279,325   $    275,605
  Other                                                                   2,198          2,193          10,165         10,413
  Interest                                                                  187            286             894          1,288
                                                                   ------------   ------------    ------------   ------------
   Total revenues                                                        72,925         72,232         290,384        287,306
                                                                   ------------   ------------    ------------   ------------
EXPENSES
  Property operating and maintenance (exclusive of items shown
   separately below)                                                     30,393         28,457         121,741        115,382
  Depreciation                                                           21,603         21,124          83,700         76,760
  Interest                                                               15,914         14,650          64,905         52,035
  Amortization of deferred financing costs                                  962            616           3,801          2,327
  General and administrative                                              4,400          3,450          15,102         14,431
  Minority interest in consolidated property partnerships                  (665)          (576)         (2,024)        (2,055)
  Development costs and other (1)                                         1,298            694           2,138            830
  Severance charges (2)                                                       -              -          21,506              -
  Proxy and related costs (3)                                                 -              -           5,231              -
                                                                   ------------   ------------    ------------   ------------
   Total expenses                                                        73,905         68,415         316,100        259,710
                                                                   ------------   ------------    ------------   ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN
  INCOME (LOSSES) OF UNCONSOLIDATED ENTITIES, GAINS ON PROPERTY
  SALES AND MINORITY INTEREST                                              (980)         3,817         (25,716)        27,596
  Equity in income (losses) of unconsolidated real estate
   entities                                                                  23           (306)          7,791         (1,590)
  Gains on property sales (4)                                                 -              -               -         13,275
  Minority interest of preferred unitholders                             (1,400)        (1,400)         (5,600)        (5,600)
  Minority interest of common unitholders                                   393            101           3,552         (2,681)
                                                                   ------------   ------------    ------------   ------------
   INCOME (LOSS) FROM CONTINUING OPERATIONS                              (1,964)         2,212         (19,973)        31,000
                                                                   ------------   ------------    ------------   ------------
DISCONTINUED OPERATIONS (4)
  Income from discontinued operations, net of minority interest           4,216          3,239             632         15,179
  Gains on property sales, net of minority interest                       6,453          7,060          33,497         14,567
                                                                   ------------   ------------    ------------   ------------
   INCOME FROM DISCONTINUED OPERATIONS                                   10,669         10,299          34,129         29,746
                                                                   ------------   ------------    ------------   ------------
NET INCOME                                                                8,705         12,511          14,156         60,746
  Dividends to preferred shareholders                                    (2,862)        (2,862)        (11,449)       (11,449)
                                                                   ------------   ------------    ------------   ------------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                        $      5,843   $      9,649    $      2,707   $     49,297
                                                                   ============   ============    ============   ============

PER COMMON SHARE DATA - BASIC (5)
  Income (loss) from continuing operations (net of preferred
   dividends)                                                      $      (0.13)  $      (0.02)   $      (0.83)  $       0.53
  Income from discontinued operations                                      0.28           0.28            0.90           0.80
                                                                   ------------   ------------    ------------   ------------
  Net income available to common shareholders                      $       0.15   $       0.26    $       0.07   $       1.33
                                                                   ============   ============    ============   ============
  Dividends declared                                               $       0.45   $       0.78    $       1.80   $       3.12
                                                                   ============   ============    ============   ============
  Weighted average common shares outstanding - basic                 38,176,235     37,061,628      37,687,524     36,939,144
                                                                   ============   ============    ============   ============
  Weighted average common shares and units outstanding - basic       42,228,473     42,032,638      42,134,072     42,020,759
                                                                   ============   ============    ============   ============
PER COMMON SHARE DATA - DILUTED (5)
  Income (loss) from continuing operations (net of preferred
   dividends)                                                      $      (0.13)  $      (0.02)   $      (0.83)  $       0.53
  Income from discontinued operations                                      0.28           0.28            0.90           0.80
                                                                   ------------   ------------    ------------   ------------
  Net income available to common shareholders                      $       0.15   $       0.26    $       0.07   $       1.33
                                                                   ============   ============    ============   ============
  Dividends declared                                               $       0.45   $       0.78    $       1.80   $       3.12
                                                                   ============   ============    ============   ============
  Weighted average common shares outstanding - diluted               38,176,235     37,061,628      37,687,524     36,953,962
                                                                   ============   ============    ============   ============
  Weighted average common shares and units outstanding - diluted     42,228,473     42,032,638      42,134,072     42,035,577
                                                                   ============   ============    ============   ============

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                  3

                              POST PROPERTIES, INC.
                              NOTES TO CONSOLIDATED
                            STATEMENTS OF OPERATIONS

(1) Development costs and other expenses for the three months ended December 31, 2003 include development personnel and associated costs not allocable to development projects and the write off of the Company's remaining investment in a property management software company. Other expenses for the twelve months ended December 31, 2003 also included legal expenses related to board of director governance and transition matters, the settlement costs related to the bankruptcy of a former technology investment and losses on the disposal of the Company's partial ownership interest in corporate aircraft. Other expenses for the year ended December 31, 2002 represent costs associated with the write down of the Company's investment in a property management software development company and the early extinguishment of indebtedness.

(2) For the twelve months ended December 31, 2003, severance charges included a second quarter charge of $1,795 related to the departure of two executive officers and a first quarter non-cash charge of $19,712 relating to the change in roles from executive to non-executive status of the Company's former chairman and vice chairman of the board of directors. The first quarter charge consisted of a $13,994 charge representing the discounted present value of the estimated payments to be made to these individuals under their existing employment contracts and a $5,718 charge representing the discounted present value of estimated net costs that may be incurred by the Company as a result of the settlement of split-dollar life insurance obligations to the individuals under their employment contracts.

(3) Proxy and related costs for the twelve months ended December 31, 2003 represented the legal, advisory and other expenses associated with the proxy contest concluded in the second quarter. In addition, the amount included the estimated legal and settlement costs associated with the resolution of two derivative and purported class action lawsuits filed against the Company during the proxy contest. These lawsuits are expected to be settled in 2004.

(4) On January 1, 2002, the Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." In accordance with the provisions of SFAS No. 144, the operating results of real estate assets designated as held for sale subsequent to January 1, 2002 are included in discontinued operations in the consolidated statement of operations. Also under the provisions of SFAS No. 144, the reserves, if any, to write down the carrying value of real estate assets designated and classified as held for sale after January 1, 2002 are included in discontinued operations. All subsequent gains or additional losses on the sale of these assets are also included in discontinued operations. The gains or losses on the sale of real estate assets held for sale at December 31, 2001 are included in continuing operations. As a result, income from continuing operations may not be comparable between the periods presented.

         For the three and twelve months ended December 31, 2003, income from discontinued operations included the results of operations of 9 communities, containing 4,340 units, classified as held for sale at December 31, 2003 and the results of operations of four communities sold in 2003 through their sale date. For the three and twelve months ended December 31, 2002, income from discontinued operations included the results of operations of all communities classified as held for sale at December 31, 2003, communities sold in 2003 and the results of operations of seven communities and one commercial property sold in 2002 through their sale dates.

         The revenues and expenses of these communities for the three and twelve months ended December 31, 2003 and 2002 were as follows:

                                                  THREE MONTHS ENDED    TWELVE MONTHS ENDED
                                                     DECEMBER 31,           DECEMBER 31,
                                                 --------------------   --------------------
                                                    2003       2002       2003        2002
                                                 ---------  ---------   --------   ---------
REVENUES
 Rental                                          $  9,513   $ 12,839    $ 42,350   $ 59,585
 Other                                                414        506       1,935      2,531
                                                 --------   --------    --------   --------
   Total revenues                                   9,927     13,345      44,285     62,116
                                                 --------   --------    --------   --------
EXPENSES
 Property operating and maintenance
   (exclusive of items shown separately below)      3,880      4,940      17,362     23,906
 Depreciation                                           -      2,527       6,276     11,167
 Interest                                           1,371      2,204       5,955      9,776
 Asset impairment charge                               -          -      14,118          -
                                                 --------   --------    --------   --------
   Total expenses                                   5,251      9,671      43,711     44,849
                                                 --------   --------    --------   --------
INCOME FROM DISCONTINUED OPERATIONS                 4,676      3,674         574     17,267
 BEFORE MINORITY INTEREST
 Minority interest                                  (460)      (435)         58     (2,088)
                                                 --------   --------    --------   --------
INCOME FROM DISCONTINUED OPERATIONS              $  4,216   $  3,239    $    632   $ 15,179
                                                 ========   ========    ========   ========

         During the third quarter of 2003, the Company reclassified an impairment loss of $14,118 from continuing operations to discontinued operations. The impairment loss, originally recorded in the first quarter 2003, related to the write-down of the cost of the Company's apartment community located in Phoenix, Arizona to its estimated fair value. The reclassification of the impairment loss to discontinued operations reflected the designation of this community as held for sale during the third quarter of 2003 and the final sale of the community in the fourth quarter of 2003.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved                4

         For the three months ended December 31, 2003, the Company recognized net gains from discontinued operations of $7,103 ($6,453 net of minority interest) from the sale of two communities containing 835 units. For the twelve months ended December 31, 2003, the Company recognized net gains from discontinued operations of $42,205 ($37,736 net of minority interest) on the sale of four communities containing 1,844 units and a land parcel, reduced by losses of $4,757 ($4,239 net of minority interest) resulting from losses on the sale of certain land parcels and reserves to write-down to fair value one community and certain other land parcels classified as held for sale.

(5) Post Properties, Inc. is structured as an UPREIT, or Umbrella Partnership Real Estate Investment Trust. Post GP Holdings, Inc., a wholly owned subsidiary of the Company, is the sole general partner and, together with Post LP Holdings, Inc. owns the controlling interest in Post Apartment Homes, L.P., the Operating Partnership, through which the Company conducts its operations. As of December 31, 2003, there were 42,353,822 units of the Operating Partnership outstanding, of which 38,686,315 or 91.3% were owned by the Company. For the three and twelve months ended December 31, 2003, the potential dilution from the Company's outstanding stock options of 36,010 and 11,052 shares, respectively, was antidilutive to the continuing operations per share calculation. As such, these amounts were excluded form weighted average shares and units and the income (loss) per share calculations for the three and twelve months ended December 31, 2003.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved                5

                             POST PROPERTIES, INC.
                      CALCULATION OF FUNDS FROM OPERATIONS
     AND FUNDS AVAILABLE FOR DISTRIBUTION AVAILABLE TO COMMON SHAREHOLDERS
          (Dollars in thousands, except share, per share or unit data)
                                  (Unaudited)

A reconciliation of net income available to common shareholders to funds from operations available to common shareholders and funds available for distribution to common shareholders is provided below.

                                                                         THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                             DECEMBER 31,                    DECEMBER 31,
                                                                    ----------------------------   ----------------------------
                                                                        2003          2002 (1)        2003 (1)       2002 (1)
                                                                    -------------  -------------   -------------  -------------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                         $      5,843   $      9,649    $      2,707   $     49,297
  Minority interest of common unitholders - continuing operations           (393)          (101)         (3,552)         2,681
  Minority interest in discontinued operations (2)                         1,110          1,382           3,893          4,091
  Gains on property sales - continuing operations                              -              -               -        (13,275)
  Gains on property sales - unconsolidated entities                            -              -          (8,395)             -
  Gains on property sales - discontinued operations (excluding
    asset impairment charges)                                             (7,103)        (9,856)        (40,793)       (27,921)
  Depreciation on wholly-owned real estate assets, net (3)                19,975         22,283          84,530         82,917
  Depreciation on real estate assets held in unconsolidated
    entities                                                                 332            367           1,568          1,104
                                                                    ------------   ------------    ------------   ------------
FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS,
  AS DEFINED (A)                                                          19,764         23,724          39,958         98,894
  Severance charges                                                            -              -          21,506              -
  Proxy and related costs                                                      -              -           5,231              -
  Asset impairment charges                                                     -          1,849          17,462         11,351
                                                                    ------------   ------------    ------------   ------------
FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS,
  EXCLUDING SEVERANCE, PROXY AND IMPAIRMENT CHARGES (B)             $     19,764   $     25,573    $     84,157   $    110,245
                                                                    ============   ============    ============   ============

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS, AS DEFINED  $     19,764   $     23,724    $     39,958   $     98,894
  Recurring capital expenditures                                          (2,490)        (2,066)         (9,473)        (9,381)
  Non-recurring capital expenditures                                      (1,921)        (1,367)         (5,152)        (3,441)
                                                                    ------------   ------------    ------------   ------------
FUNDS AVAILABLE FOR DISTRIBUTION TO COMMON SHAREHOLDERS (4) (C)           15,353         20,291          25,333         86,072
  Severance charges                                                            -              -          21,506              -
  Proxy and related costs                                                      -              -           5,231              -
  Asset impairment charges                                                     -          1,849          17,462         11,351
                                                                    ------------   ------------    ------------   ------------
FUNDS AVAILABLE FOR DISTRIBUTION TO COMMON SHAREHOLDERS, EXCLUDING
  SEVERANCE, PROXY AND IMPAIRMENT CHARGES (4) (D)                   $     15,353   $     22,140    $     69,532   $     97,423
                                                                    ============   ============    ============   ============

PER COMMON SHARE DATA - BASIC
Funds from operations per share or unit, as defined (A/F)           $       0.47   $       0.56    $       0.95   $       2.35
Funds available for distribution per share or unit, as defined (4)
  (C/F)                                                             $       0.36   $       0.48    $       0.60   $       2.05
Funds from operations per share or unit, excluding severance,
  proxy and impairment charges (B/F)                                $       0.47   $       0.61    $       2.00   $       2.62
Funds available for distribution per share or unit, excluding
  severance, proxy and impairment charges (4) (D/F)                 $       0.36   $       0.53    $       1.65   $       2.32
Dividends declared (E)                                              $       0.45   $       0.78    $       1.80   $       3.12
Weighted average shares outstanding                                   38,176,236     37,061,628      37,687,524     36,939,144
Weighted average shares and units outstanding (F)                     42,228,473     42,032,638      42,134,072     42,020,759

PER COMMON SHARE DATA - DILUTED
Funds from operations per share or unit, as defined (A/G=W)         $       0.47   $       0.56    $       0.95   $       2.35
Funds available for distribution per share or unit, as defined (4)
  (C/G=X)                                                           $       0.36   $       0.48    $       0.60   $       2.05
Funds from operations per share or unit, excluding severance,
  proxy and impairment charges (B/G=Y)                              $       0.47   $       0.61    $       2.00   $       2.62
Funds available for distribution per share or unit, excluding
  severance, proxy and impairment charges (4) (D/G=Z)               $       0.36   $       0.53    $       1.65   $       2.32
Dividends declared (E)                                              $       0.45   $       0.78    $       1.80   $       3.12
Weighted average shares outstanding (5)                               38,212,245     37,061,628      37,698,578     36,953,962
Weighted average shares and units outstanding (5) (G)                 42,264,483     42,032,638      42,145,124     42,035,577

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved                6

DIVIDEND PAYOUT RATIO PER COMMON SHARE
Payout ratio - funds from operations, as defined (E/W)                      95.7%         139.3%          189.5%         132.8%
Payout ratio - funds available for distribution, as defined (E/X)          125.0%         162.5%          300.0%         152.2%
Payout ratio - funds from operations, excluding severance, proxy
  and impairment charges (E/Y)                                              95.7%         127.9%           90.0%         119.1%
Payout ratio - funds available for distribution, excluding
  severance, proxy and impairment charges (E/Z)                            125.0%         147.2%          109.1%         134.5%

(1) For the three and twelve months ended December 31, 2002, FFO available to common shareholders has been restated from the prior year presentation to reflect a reduction of $1,849 and $11,351 for impairment losses on real estate assets resulting from the NAREIT modification of the definition of FFO. Additionally, for the twelve months ended December 31, 2002, FFO available to common shareholders has been restated from the prior year presentation to reflect a reduction of $136 for early debt extinguishment costs reclassified from extraordinary items to operating expenses under SFAS No. 145. For the twelve months ended December 31, 2003, FFO available to common shareholders has been restated to reflect a reduction of $14,118 for impairment losses on real estate recognized in the first quarter of 2003.

(2) Represents the minority interest in earnings and gains on properties held for sale and sold reported as discontinued operations for the periods presented.

(3) Depreciation on wholly-owned real estate assets is net of the minority interest portion of depreciation in consolidated entities.

(4) Since the Company does not add back the depreciation of non-real estate assets in its calculation of funds from operations, non-real estate related capital expenditures of $278 and $177 for the three months ended December 31, 2003 and 2002, respectively, and $799 and $1,100 for the twelve months ended December 31, 2003 and 2002, respectively, are excluded from the calculation of funds available for distribution.

(5) Diluted weighted average shares and units for the three and twelve months ended December 31, 2003 include 36,010 and 11,052 shares and units, respectively, that were antidilutive to all income (loss) per share computations under generally accepted accounting principles.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved                7

                              POST PROPERTIES, INC.
                          SAME STORE OPERATING RESULTS
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

SAME STORE OPERATING RESULTS

The Company defines fully stabilized or same store communities as those which have reached stabilization prior to the beginning of the previous calendar year, adjusted by communities sold and classified as held for sale. Same store net operating income is a supplemental non-GAAP financial measure. See Table 1 on page 23 for a reconciliation of same store net operating income to GAAP income from continuing operations. The operating performance of the 53 communities containing 19,646 apartment units which were fully stabilized as of January 1, 2002, is summarized as follows:

                                           THREE MONTHS ENDED                         TWELVE MONTHS ENDED
                                              DECEMBER 31,                                DECEMBER 31,
                                       --------------------------                  -------------------------
                                          2003           2002        % CHANGE         2003          2002        % CHANGE
                                       -----------    -----------    --------      -----------    ----------    --------
Rental and other revenues              $    55,051    $    56,041      (1.8)%      $   221,592    $  229,477      (3.4)%
Property operating and maintenance
  expenses (excluding depreciation
  and amortization)                         19,612         18,874       3.9%            80,173        78,934       1.6%
                                       -----------    -----------                  -----------    ----------
Same store net operating income        $    35,439    $    37,167      (4.6)%      $   141,419    $  150,543      (6.1)%
                                       ===========    ===========                  ===========    ==========
Capital expenditures (1)
   Recurring
   Carpet                              $       565    $       413      36.8%       $     2,202    $    1,692      30.1%
   Other                                     1,386          1,117      24.1%             4,906         4,457      10.1%
                                       -----------    -----------                  -----------    ----------
    Total recurring                          1,951          1,530      27.5%             7,108         6,149      15.6%
  Non-recurring                              1,490            258     477.5%             3,704         1,487     149.1%
                                       -----------    -----------                  -----------    ----------
   Total capital expenditures (A)      $     3,441    $     1,788      92.4%       $    10,812    $    7,636      41.6%
                                       ===========    ===========                  ===========    ==========
  Total capital expenditures per
   unit (A/19,646 UNITS)               $       175    $        91      92.3%       $       550    $      389      41.4%
                                       ===========    ===========                  ===========    ==========
Average monthly rental rate per
  unit (2)                             $       970    $     1,022      (5.1)%      $       989    $    1,043      (5.2)%
                                       ===========    ===========                  ===========    ==========

(1) See Table 3 on page 25 for a reconciliation of these segment components of property capital expenditures to total recurring capital expenditures and total non-recurring capital expenditures as presented on the consolidated cash flow statements prepared under GAAP.

(2) Average monthly rental rate is defined as the average of the gross actual rates for occupied units and the anticipated rental rates for unoccupied units divided by total units.

SAME STORE OPERATING RESULTS BY MARKET -
COMPARISON OF 2003 TO 2002
(Increase (decrease) from same period in prior year)

                               THREE MONTHS ENDED                                     TWELVE MONTHS ENDED
                                  DECEMBER 31,                                           DECEMBER 31,
                ------------------------------------------------     --------------------------------------------------
                                                        AVERAGE                                                AVERAGE
                                                       ECONOMIC                                               ECONOMIC
MARKET          REVENUES (1)  EXPENSES (1)  NOI (1)    OCCUPANCY      REVENUES (1)   EXPENSES (1)  NOI (1)    OCCUPANCY
--------------------------------------------------     ---------     ------------    -----------   ------     ---------
Atlanta             (3.0)%        1.1%      (5.1)%        1.9%          (4.3)%           2.3%      (7.5)%        0.9%
Dallas              (0.6)%       12.7%      (7.7)%        3.0%          (2.6)%           1.3%      (5.1)%        1.1%
Tampa                1.1%         2.2%       0.4%         4.0%          (4.0)%          (0.7)%     (6.0)%       (0.5)%

Other (2)            0.5%         2.2%      (0.2)%        1.7%           0.2%            0.2%       0.2%         1.9%

                    ----         ----       ----          ---           ----            ----       ----        -----
Total               (1.8)%        3.9%      (4.7)%        2.3%          (3.4)%           1.6%      (6.1)%        0.9%
                    ====         ====       ====          ===           ====            ====       ====        =====

(1) See Table 2 on page 24 for a reconciliation of these components of same store net operating income and Table 1 on page 23 for a reconciliation of same store net operating income to GAAP income from continuing operations.

(2) Includes communities located in Orlando, FL; Washington, DC; Houston, TX; Charlotte, NC and Nashville, TN.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved                8

SAME STORE OCCUPANCY BY MARKET

                                                   AVERAGE ECONOMIC              AVERAGE ECONOMIC
                                                     OCCUPANCY (1)                 OCCUPANCY (1)
                                                 --------------------          --------------------
                                                  THREE MONTHS ENDED           TWELVE MONTHS ENDED         PHYSICAL
                                                     DECEMBER 31,                  DECEMBER 31,          OCCUPANCY (2)
                 APARTMENT         % OF          --------------------          --------------------      DECEMBER 31,
MARKET             UNITS          UNITS          2003           2002           2003           2002           2003
------             -----          -----          ----           ----           ----           ----           ----
Atlanta            11,886          60.5%         93.3%          91.4%          92.0%          91.1%          93.9%
Dallas              4,353          22.2%         91.8%          88.8%          90.6%          89.5%          93.4%
Tampa               1,439           7.3%         95.3%          91.3%          93.1%          93.6%          96.1%
Other               1,968          10.0%         93.7%          92.0%          92.9%          91.0%          93.8%
                   ------         -----          ----           ----           ----           ----           ----
Total              19,646         100.0%         93.2%          90.9%          91.9%          91.0%          94.0%
                   ======         =====          ====           ====           ====           ====           ====

(1) Average economic occupancy is defined as gross potential rent less vacancy losses, model expenses and bad debt expenses divided by gross potential rent for the period, expressed as a percentage. The calculation of average economic occupancy does not include a deduction for concessions and employee discounts. Average economic occupancy, including these amounts would have been 92.5% and 89.3% for the three months ended December 31, 2003 and 2002, respectively, and 90.8% and 89.1% for the twelve months ended December 31, 2003 and 2002, respectively. For the three months ended December 31, 2003 and 2002, concessions were $284 and $832, respectively, and employee discounts were $92 and $129, respectively. For the twelve months ended December 31, 2003 and 2002, concessions were $2,129 and $3,924, respectively, and employee discounts were $424 and $614, respectively.

(2) Physical occupancy is defined as the number of units occupied divided by total apartment units, expressed as a percentage.

SAME STORE SEQUENTIAL COMPARISON

                                                     THREE MONTHS ENDED        THREE MONTHS ENDED
                                                     DECEMBER 31, 2003         SEPTEMBER 30, 2003        % CHANGE
                                                     -----------------         ------------------        --------
Rental and other revenues                                 $   55,051                $   55,974             (1.6)%
Property operating and maintenance expenses
  (excluding depreciation and amortization)                   19,612                    20,727             (5.4)%
                                                          ----------                ----------
Same store net operating income (1)                       $   35,439                $   35,247              0.5%
                                                          ==========                ==========
Average economic occupancy                                      93.2%                     93.1%             0.1%
                                                          ==========                ==========
Average monthly rental rate per unit                      $      970                $      980             (1.0)%
                                                          ==========                ==========

SEQUENTIAL SAME STORE OPERATING RESULTS BY MARKET -
COMPARISON OF FOURTH QUARTER OF 2003 TO THIRD QUARTER 2003
(Increase (decrease) between periods)

                                                                 AVERAGE
                                                                 ECONOMIC
MARKET           REVENUES (1)      EXPENSES (1)      NOI (1)    OCCUPANCY
------           -----------       -----------       ------     ---------
Atlanta             (2.0)%            (5.3)%          (0.1)%      (0.3)%
Dallas              (1.6)%            (3.9)%             -         0.8%
Tampa                0.3%             (7.2)%           5.3%         0.9%
Other (2)           (1.5)%            (7.7)%           1.8%        (0.4)%
                    ----              ----            ----        -----
 Total              (1.6)%            (5.4)%           0.5%         0.1%
                    ====              ====            ====        =====

(1) See Table 2 on page 24 for a reconciliation of these components of same store net operating income and Table 1 on page 23 for a reconciliation of same store net operating income to GAAP income from continuing operations.

(2) Includes communities located in Orlando, FL; Washington, DC; Houston, TX; Charlotte, NC and Nashville, TN. (1)

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved                9

                              POST PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS
              (Dollars in thousands, except per share or unit data)

                                                                                        DECEMBER 31,    DECEMBER 31,
                                                                                            2003            2002
                                                                                        ------------    ------------
ASSETS
  Real estate assets
    Land                                                                                $   254,000     $    273,058
    Building and improvements                                                             1,883,582        1,976,809
    Furniture, fixtures and equipment                                                       214,002          246,634
    Construction in progress                                                                 12,946           92,945
    Investments in and advances to unconsolidated real estate entities                       74,786          182,285
    Land held for future development                                                         11,994           24,879
                                                                                        -----------     ------------
                                                                                          2,451,310        2,796,610
    Less: accumulated depreciation                                                         (432,157)        (426,136)
      Assets held for sale, net of accumulated depreciation of $74,614 and
      $17,829 at December 31, 2003 and 2002, respectively                                   145,238           73,061
                                                                                        -----------     ------------
      Total real estate assets                                                            2,164,391        2,443,535
  Cash and cash equivalents                                                                   1,334            6,390
  Restricted cash                                                                             2,065            1,369
  Deferred charges, net                                                                      12,285           15,584
  Other assets                                                                               35,376           41,273
                                                                                        -----------     ------------
      Total assets                                                                      $ 2,215,451     $  2,508,151
                                                                                        ===========     ============
LIABILITIES AND SHAREHOLDERS' EQUITY
  Notes payable                                                                         $ 1,186,322     $  1,414,555
  Accrued interest payable                                                                    6,923            8,994
  Dividend and distribution payable                                                          19,509           33,252
  Accounts payable and accrued expenses                                                      65,872           49,124
  Security deposits and prepaid rents                                                         7,890            8,250
                                                                                        -----------     ------------
    Total liabilities                                                                     1,286,516        1,514,175
                                                                                        -----------     ------------
  Minority interest of preferred unitholders in Operating Partnership                        70,000           70,000
                                                                                        -----------     ------------
  Minority interest of common unitholders in Operating Partnership                           62,409           90,277
                                                                                        -----------     ------------

  Shareholders' equity
    Preferred stock, $.01 par value, 20,000,000 authorized:
     8 1/2 % Series A Cumulative Redeemable Shares, liquidation preference $50 per
      share, 900,000 shares issued and outstanding                                                9                9
     7 5/8 % Series B Cumulative Redeemable Shares, liquidation preference $25 per
      share, 2,000,000 shares issued and outstanding                                             20               20
     7 5/8 % Series C Cumulative Redeemable Shares, liquidation preference $25 per
      share, 2,000,000 shares issued and outstanding                                             20               20
    Common stock, $.01 par value, 100,000,000 authorized:
     39,676,204 and 39,676,204 shares issued, 38,686,315 and 37,202,290 shares
      outstanding at December 31, 2003 and 2002, respectively                                   396              396
    Additional paid-in capital                                                              849,632          940,122
    Accumulated earnings                                                                          -                -
    Accumulated other comprehensive income                                                  (12,362)         (14,822)
    Deferred compensation                                                                    (4,424)            (639)
                                                                                        -----------     ------------
                                                                                            833,291          925,106
    Less common stock in treasury, at cost, 989,889 shares and 2,473,914 shares at
      December 31, 2003 and 2002, respectively                                              (36,765)         (91,407)
                                                                                        -----------     ------------
         Total shareholders' equity                                                         796,526          833,699
                                                                                        -----------     ------------
         Total liabilities and shareholders' equity                                     $ 2,215,451     $  2,508,151
                                                                                        ===========     ============

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved               10

                              POST PROPERTIES, INC.
                            CONSOLIDATED DEBT SUMMARY
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

SUMMARY OF OUTSTANDING DEBT AT DECEMBER 31, 2003

                                                                               WEIGHTED AVERAGE RATE (1)
                                                                             THREE MONTHS ENDED DECEMBER 31,
                                                            PERCENTAGE       -------------------------------
        TYPE OF INDEBTEDNESS                  BALANCE        OF TOTAL           2003              2002
        --------------------                 ----------     ----------          ----              ----
Unsecured fixed rate senior notes            $  608,000        51.25%           7.43%             7.40%
Secured tax exempt variable rate notes (2)      214,380        18.07%           1.71%             2.10%

Secured conventional fixed rate notes           291,932        24.61%           6.77%             6.77%

Lines of credit                                  72,010         6.07%           1.90%             2.53%
                                             ----------       ------            ----              ----
                                             $1,186,322       100.00%           5.90%             5.79%
                                             ==========       ======            ====              ====

                                                           PERCENTAGE
                                              BALANCE     OF TOTAL DEBT
                                             ----------   -------------
Total fixed rate debt                        $  899,932         75.9%
Total variable rate debt                        286,390         24.1%
                                             ----------       ------
  Total debt                                 $1,186,322       100.00%
                                             ==========       ======

DEBT MATURITIES

                                                                           WEIGHTED AVERAGE RATE
AGGREGATE DEBT MATURITIES BY YEAR (3)                  AMOUNT              ON DEBT MATURITIES (1)
-------------------------------------                ----------            ----------------------
                2004                                 $   27,094                      7.04%
                2005                                    204,402 (4)                  7.83%
                2006                                     79,732                      6.98%
                2007                                    112,178                      7.16%
                2008                                      4,014                      6.52%
         2009 and thereafter                            686,892 (4)                  5.40%
                                                     ----------
                                                     $1,114,312
                                                     ==========

DEBT STATISTICS

                                                                                                    TWELVE MONTHS ENDED
                                                                                                        DECEMBER 31,
                                                                                                    --------------------
                                                                                                    2003            2002
                                                                                                    ----            ----
Interest coverage ratio (5)(6)                                                                       2.4x (9)        3.0x
Fixed charge coverage ratio (5)(7)                                                                   1.9x (9)        2.3x

Total debt as a % of undepreciated real estate (8)                                                  44.4%           49.0%
Total debt and preferred shares and units as % of undepreciated assets (8)                          52.5%           56.4%
Total debt as a % of undepreciated real estate (adjusted for joint venture partners' share
  of debt) (8)                                                                                      43.7%           47.1%
Total debt and preferred shares and units as % of undepreciated assets (adjusted for joint
  venture partners' share of debt) (8)                                                              51.8%           54.8%

(1) Weighted average rate includes credit enhancements and other fees, where applicable. The weighted average rates for the three months ended December 31, 2002 are based on the debt outstanding for that period.

(2) The Company has purchased interest rate cap arrangements that limit the Company's exposure to increases in the base rate to 5.00 percent.

(3) Excludes outstanding balances on lines of credit of $72,010 maturing in 2004. In January, 2004, the Company refinanced its primary unsecured revolving line of credit for 3-year term maturing in January 2007. The outstanding balance on this revolving line of credit was $60,000 at December 31, 2003.

(4) Aggregate debt maturities for years ended in 2009 and thereafter include $100,000 of Mandatory Par Put Remarked Securities ("MOPPRS"). The MOPPRS mature in March 2015, but are subject to mandatory tender for remarketing in March 2005. In March 2005, if the remarking dealer elects not to remarket the MOPPRS, the Company is required to redeem the MOPPRS at par. If the remarketing dealer elects to remarket the securities in March 2005, the interest rate on the MOPPRS will be established at a rate of 5.715% plus the Company's applicable credit spread for Company securities with similar maturities. The MOPPRS may be redeemed, at the Company's option, immediately prior to their remarketing in March 2005 at an optional redemption price equal to the outstanding principal balance plus a prepayment penalty.

(5)    Calculated for the twelve months ended December 31, 2003 and 2002.

(6) Interest coverage ratio is defined as net income available for debt service divided by interest expense. For purposes of this calculation, net income available for debt service represents income from continuing operations, before preferred or common minority interest, gains on property sales, severance, proxy and asset impairment charges, interest expense, depreciation and amortization. Net income available for debt service was also adjusted for the Company's share of depreciation and interest expense from unconsolidated entities and interest expense used in the calculation was adjusted to include the Company's share of interest expense from unconsolidated entities. The calculation of the interest coverage ratio is a non-GAAP financial measure. A reconciliation of net income available for debt service to income from continuing operations and interest expense to consolidated interest expense is included in Table 4 on page 25.

(7) Fixed charge coverage ratio is defined as net income available for debt service divided by interest expense plus dividends to preferred shareholders and distributions to preferred unitholders. For purposes of this calculation, net income available for debt service represents earnings from continuing operations, before preferred or common minority interest, gains on property sales, severance, proxy and asset impairment charges, interest expense, depreciation and amortization. Net income available for debt service was also adjusted for the Company's share of depreciation and interest expense from unconsolidated entities and interest expense used in the calculation was adjusted to include the Company's share of interest expense from unconsolidated entities. The calculation of the fixed coverage ratio is a non-GAAP financial measure. A reconciliation of net income available for debt service to income from continuing operations and fixed charges to consolidated interest expense plus preferred dividends to shareholders and preferred distributions to unitholders is included in Table 4 on page 25.

(8) At December 31, 2003, the Company has provided construction financing to one unconsolidated development joint ventures with the New York State Common Retirement Fund. 100% of this financing is included in the Company's debt and its real estate assets. At December 31, 2003 and 2002, the venture partner's share of the construction loans was $34,950 and $104,191, respectively. A computation of the debt ratios is included in Table 5 on page 26.

(9) The interest coverage and fixed charge coverage ratios, including discontinued operations, for the twelve months ended December 31, 2003 would be 2.5x and 2.0x, respectively.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved               11

                              POST PROPERTIES, INC.
                        CONSOLIDATED DEBT SUMMARY (CONT.)
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

FINANCIAL DEBT COVENANTS - SENIOR UNSECURED PUBLIC NOTES

                                                                               ACTUAL RATIO AS OF
                        COVENANT REQUIREMENT (1)                                DECEMBER 31, 2003
-----------------------------------------------------------------------------  ------------------
Consolidated Debt to Total Assets cannot exceed 60%                                     44%
Secured Debt to Total Assets cannot exceed 40%                                          19%
Total Unencumbered Assets to Unsecured Debt must be at least 1.50/1                  2.87/1
Consolidated Income Available for Debt Service Charge must be at least 1.50/1        2.53/1

(1) A summary of the public debt covenant calculations and reconciliations of the financial components used in the public debt covenant calculations to the most comparable GAAP financial measures are detailed below.

RATIO OF CONSOLIDATED DEBT TO TOTAL ASSETS

                                                                             AS OF
                                                                       DECEMBER 31, 2003
                                                                       -----------------
 Consolidated debt, per balance sheet (A)                                $    1,186,322
                                                                         ==============
 Total assets, as defined (B) (Table A)                                  $    2,709,704
                                                                         ==============

 Computed ratio (A/B)                                                                44%
                                                                         ==============
 Required ratio (cannot exceed)                                                      60%
                                                                         ==============

RATIO OF SECURED DEBT TO TOTAL ASSETS

Secured conventional fixed rate notes                                    $      291,932
Secured tax exempt variable rate notes                                          214,380
                                                                         --------------
    Total secured debt (C)                                               $      506,312
                                                                         ==============

 Computed ratio (C/B)                                                                19%
                                                                         ==============
 Required ratio (cannot exceed)                                                      40%
                                                                         ==============

RATIO OF TOTAL UNENCUMBERED ASSETS TO UNSECURED DEBT

Consolidated debt, per balance sheet (A)                                 $    1,186,322
Total secured debt (C)                                                         (506,312)
                                                                         --------------
    Total unsecured debt (D)                                             $      680,010
                                                                         ==============
 Total unencumbered assets, as defined (E) (Table A)                     $    1,954,199
                                                                         ==============

 Computed ratio (E/D)                                                              2.87x
                                                                         ==============
 Required minimum ratio                                                            1.50x
                                                                         ==============

RATIO OF CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE TO ANNUAL
  DEBT SERVICE CHARGE

Consolidated Income Available for Debt Service, as defined (F)
  (Table B)                                                              $      182,651
                                                                         ==============
Annual Debt Service Charge, as defined (G) (Table B)                     $       72,197
                                                                         ==============

 Computed ratio (F/G)                                                              2.53x
                                                                         ==============
 Required minimum ratio                                                            1.50x
                                                                         ==============

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved               12

                              POST PROPERTIES, INC.
                        CONSOLIDATED DEBT SUMMARY (CONT.)
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

TABLE A

CALCULATION OF TOTAL ASSETS AND TOTAL UNENCUMBERED ASSETS FOR PUBLIC
  DEBT COVENANT COMPUTATIONS

                                                                             AS OF
                                                                       DECEMBER 31, 2003
                                                                       -----------------
Total real estate assets                                                $    2,164,391

Add:
   Accumulated depreciation                                                    432,157
   Accumulated depreciation - assets held for sale                              74,614
   Other tangible assets (cash, restricted cash,
     other assets, exclusive of receivables)                                    38,542
                                                                        --------------
Total assets for public debt covenant computations                           2,709,704
Less:
   Encumbered real estate assets                                               755,505
Total unencumbered assets for public debt covenant computations
                                                                        --------------
                                                                        $    1,954,199
                                                                        ==============

TABLE B

CALCULATION OF CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE AND
 ANNUAL DEBT SERVICE CHARGE FOR PUBLIC DEBT COVENANT COMPUTATIONS (1)

                                                                      TWELVE MONTHS ENDED
         CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE                DECEMBER 31, 2003
         ----------------------------------------------                -----------------
Net income                                                              $       14,156
Add:
   Minority interests                                                            5,941
                                                                        --------------
Income before minority interest                                                 20,097

Add:
  Depreciation                                                                  83,700
  Depreciation (company share) of assets held in unconsolidated
   entities                                                                      1,568
  Depreciation of discontinued operations                                        6,276
  Amortization of deferred financing costs                                       3,801
  Severance charges                                                             21,506
  Proxy and related costs                                                        5,231
  Asset impairment charge                                                       14,118
  Interest expense                                                              64,905
  Interest expense (company share) of assets held in unconsolidated
   entities                                                                      1,337
  Interest expense of discontinued operations                                    5,955
Less:
  Gains on property sales (before minority interest)                           (37,448)
  Gains on property sales - unconsolidated entities                             (8,395)
                                                                        --------------

Consolidated income available for debt service                          $      182,651
                                                                        ==============

ANNUAL DEBT SERVICE CHARGE

Consolidated interest expense                                           $       64,905
Interest expense (company share) of assets held in unconsolidated
  entities                                                                       1,337
Interest expense of discontinued operations                                      5,955
                                                                        --------------
                                                                        $       72,197
                                                                        ==============

(1) The actual calculation of these ratios requires the use of annual trailing financial data. These computations reflect 2003 results for comparison and presentation purposes. The computations using annual trailing financial data also reflect compliance with the debt covenants.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved               13

                              POST PROPERTIES, INC.
                           SUMMARY OF CONSTRUCTION AND
                          INITIAL LEASE-UP COMMUNITIES

                                                           ESTIMATED       AMOUNT                                   ESTIMATED
                                                          CONSTRUCTION      SPENT       QUARTER OF    QUARTER OF   QUARTER OF
                                              NUMBER OF        COST         AS OF      CONSTRUCTION  FIRST UNITS   STABILIZED
           METROPOLITAN AREA                    UNITS    ($ IN MILLIONS)  12/31/2003       START      AVAILABLE   OCCUPANCY (1)
           -----------------                  ---------  --------------   ----------   ------------  -----------  -------------
WHOLLY OWNED CONSTRUCTION/LEASE-UP
  COMMUNITIES

NEW YORK CITY, NY
POST TOSCANA (TM)                                199        $    92         $   .92       1Q '02        1Q '03       1Q '04

SUBTOTAL WHOLLY-OWNED
                                                 ---        -------         -------
  CONSTRUCTION/LEASE-UP COMMUNITIES              199        $    92         $    92
                                                 ---        -------         -------
CO-INVESTMENT CONSTRUCTION/LEASE-UP
  COMMUNITIES

WASHINGTON D.C.
POST MASSACHUSETTS AVENUE(TM) (2)                269        $    72         $    72       2Q '01        4Q '02       1Q '04
                                                 ---        -------         -------
SUBTOTAL CO-INVESTMENT
  CONSTRUCTION/LEASE-UP COMMUNITIES              269        $    72         $    72
                                                 ---        -------         -------
CONSTRUCTION TOTALS                              468        $   164         $   164
                                                 ===        =======         =======
LESS PARTNERS' PORTION                                      $   (47)        $   (47)
                                                            -------         -------
POST PROPERTIES' FUNDING COMMITMENT                         $   117         $   117
                                                            =======         =======
WEIGHTED AVERAGE PROJECTED PROPERTY NET
  OPERATING INCOME AS A % OF TOTAL ESTIMATED
  CONSTRUCTION COST (3)                                        6.8%
                                                            =======

                                                  %        %
                                               LEASED   OCCUPIED
           METROPOLITAN AREA                  2/7/2004  2/7/2004
           -----------------                  --------  --------
WHOLLY OWNED CONSTRUCTION/LEASE-UP
  COMMUNITIES

NEW YORK CITY, NY
POST TOSCANA (TM)                               92.5%     86.9%

SUBTOTAL WHOLLY-OWNED

  CONSTRUCTION/LEASE-UP COMMUNITIES

CO-INVESTMENT CONSTRUCTION/LEASE-UP
  COMMUNITIES

WASHINGTON D.C.
POST MASSACHUSETTS AVENUE(TM) (2)               90.7%     88.5%

SUBTOTAL CO-INVESTMENT
  CONSTRUCTION/LEASE-UP COMMUNITIES

CONSTRUCTION TOTALS

LESS PARTNERS' PORTION

POST PROPERTIES' FUNDING COMMITMENT

WEIGHTED AVERAGE PROJECTED PROPERTY NET
  OPERATING INCOME AS A % OF TOTAL ESTIMATED
  CONSTRUCTION COST (3)

(1) The Company defines stabilized occupancy as the earlier to occur of (i) the attainment of 95% physical occupancy on the first day of any month or
       (ii) one year after completion of construction.

(2) This community is being developed as a joint venture (Post equity ownership is 35%).

(3) The calculation represents the aggregate projected unlevered property net operating income to be earned by each community in its first year of stabilized operations divided by aggregate estimated construction costs of the communities. The Company uses property net operating income as a management tool to measure the operating performance of its communities.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved               14

                             POST PROPERTIES, INC.
                              ASSET SALES SUMMARY

                                                                 GROSS PROCEEDS       GROSS
   PROPERTY NAME/PERIOD             LOCATION        YEAR BUILT      PER UNIT        PROCEEDS
---------------------------     -----------------   ----------   --------------   -------------
Q1 2002
Post Bay (R)                        Tampa, FL          1988      $       58,013
Post Court (R)(FL)               Clearwater, FL        1991              70,175
Post & Paddock (Industrial)     Grand Prairie, TX      1986                  (1)  $  41,900,000

Q2 2002
Post Village (R) (FL)               Tampa, FL       1989-1991    $       69,175
Post Commons (TM)                  Dallas, TX          1985              58,228
Post Residences(TM) (2)            Dallas, TX          1986              91,327
Post Parkwood (R) (TX)             Dallas, TX       1962-1970            73,958
Towne Crossing (Retail)           Mesquite, TX         1985                  (1)  $ 100,725,000

Q3 2002
Post Ascension (R)                Arlington, TX     1985-1995    $       59,880   $  10,000,000

Q4 2002
Post Fountains (TM)                Orlando, FL         1988      $       59,843   $  30,400,000
                                                                                  -------------
2002 YTD Total                                                                    $ 183,025,000
                                                                                  =============

Weighted Average Cap Rata -
    Apartment Assets - 2002                                                                8.30%(8)
                                                                                  =============

Q1 2003
Post West Avenue (3)               Austin, TX          2000      $      126,360   $  30,200,000 (4)

Q2 2003
Post Park (R)                     Atlanta, GA       1998-1990    $       78,156
Post Paseo Colorado               Pasadena, CA         2002             250,639   $ 158,180,000 (5)(6)

Q3 2003
None

Q4 2003
Post Hackberry Creek (R)            Dallas, TX       1988-1996   $       64,916
Post Roosevelt Square(TM) (7)       Phoenix AZ          2000             90,456   $  64,497,000
                                                                                  -------------
2003 YTD Total                                                                    $ 252,877,000
                                                                                  =============

Weighted Average Cap Rate -
    Apartment Assets - 2003                                                                6.10%(8)
                                                                                  =============

(1)    Commercial property acquired in the Columbus Realty Trust merger.

(2)    Includes approximately 14,000 square feet of retail space.

(3)    Includes approximately 7,400 square feet of retail space.

(4) Excludes approximately $8.6 million in gross proceeds from the sale of land in Tampa, FL and Austin, TX.

(5) Includes gross proceeds of $98.0 million from the sale of a property held in joint venture. The company's share of the sale proceeds, including repayment of the company's construction loan to the joint venture, was approximately $75.0 million.

(6) Excludes approximately $2.6 million of gross proceeds from the sale of land in Dallas, TX.

(7)    Includes approximately 11,000 square feet of retail space.

(8) Based on prior calendar year's net operating income after adjustments for management fee (3.0%) and capital reserves ($300/unit), except for Post Paseo Colorado, a recently completed development, which is based on projected stabilized net operating income.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved               15

                              POST PROPERTIES, INC.
                            CAPITALIZED COSTS SUMMARY
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

The Company has a policy of capitalizing those expenditures relating to the acquisition of new assets and the development and construction of new apartment communities. In addition, the Company capitalizes expenditures that enhance the value of existing assets and expenditures that substantially extend the life of existing assets. All other expenditures necessary to maintain a community in ordinary operating condition are expensed as incurred. Additionally, for new development communities, carpet, vinyl and blind replacements are expensed as incurred during the first five years (which corresponds to the estimated depreciable life of these assets) after construction completion. Thereafter, these replacements are capitalized. Further, the Company expenses as incurred all interior and exterior painting of communities.

The Company capitalizes interest, real estate taxes, and certain internal personnel and associated costs related to apartment communities under development and construction. The internal personnel and associated costs are capitalized to the projects under development based upon the effort identifiable with such projects. The Company treats each unit in an apartment community separately for cost accumulation, capitalization and expense recognition purposes. Prior to the commencement of leasing activities, interest and other construction costs are capitalized and are reflected on the balance sheet as construction in progress. The Company ceases the capitalization of such costs as the residential units in a community become substantially complete and available for occupancy. This results in a proration of these costs between amounts that are capitalized and expensed as the residential units in a development community become available for occupancy. In addition, prior to the completion of units, the Company expenses as incurred substantially all operating expenses (including pre-opening marketing as well as property management and leasing personnel expenses) of such communities.

A summary of community development improvements and other capitalized expenditures for the three and twelve months ended December 31, 2003 and 2002 is detailed below.

                                                                      THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                         DECEMBER 31,                  DECEMBER 31,
                                                                  --------------------------    --------------------------
                                                                      2003           2002          2003           2002
                                                                  -----------    -----------    -----------    -----------
NEW COMMUNITY DEVELOPMENT AND ACQUISITION ACTIVITY                $     2,091    $    33,870    $    24,914    $   152,163
NON-RECURRING CAPITAL EXPENDITURES
 Revenue generating additions and improvements (1)                        403            730          1,240          2,035
 Other community additions and improvements (2)                         1,921          1,367          5,152          3,441
RECURRING CAPITAL EXPENDITURES
 Carpet replacements and other community additions
 and improvements (3)                                                   2,490          2,066          9,473          9,381
Corporate additions and improvements                                      278            177            799          1,100
                                                                  -----------    -----------    -----------    -----------
                                                                  $     7,183    $    38,210    $    41,578    $   168,120
                                                                  ===========    ===========    ===========    ===========
OTHER DATA
Capitalized interest                                              $       217    $     1,930    $     3,555    $    13,223
                                                                  ===========    ===========    ===========    ===========
Capitalized personnel and associated costs (4)                    $         -    $     1,201    $     1,566    $     5,196
                                                                  ===========    ===========    ===========    ===========

(1) Represents expenditures for major renovations of communities, water sub-metering equipment and other unit upgrade costs that enhance the rental value of such units.

(2) Represents property improvement expenditures that generally occur less frequently than on an annual basis.

(3) Represents property improvement expenditures of a type that are expected to be incurred on an annual basis.

(4) Reflects personnel and associated costs capitalized to construction and development activities.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved               16

                              POST PROPERTIES, INC.
               INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

At December 31, 2003, the Company holds investments in three individual limited liability companies (the "Property LLCs") with an institutional investor. Each Property LLC owns a newly developed apartment community. At December 31, 2003, two of the apartment communities had achieved stabilized occupancy and one apartment community was in initial lease-up. The Company holds a 35% equity interest in the Property LLCs. The initial development costs of the apartment communities were funded through member equity contributions proportionate to the members' ownership interests and through construction financing provided by the Company. In June 2003, the underlying apartment community held by a fourth Property LLC was sold. The financial information below for the twelve months ended December 31, 2003 reflects the gain on property sale of $8,395 and the operating results of this Property LLC through the sale date. The Company's share of this gain is included in the Company's share of net income (loss) shown in the table below.

The Company accounts for its investments in these Property LLCs using the equity method of accounting. The excess of the Company's investment over its equity in the underlying net assets of the Property LLCs was approximately $6,740 at December 31, 2003. This excess investment is being amortized as a reduction to earnings on a straight-line basis over the lives of the related assets. The Company provides real estate services (development, construction and property management) to the Property LLCs.

The operating results of the Company include its proportionate share of net income (loss) from the investments in the Property LLCs. A summary of financial information for the Property LLCs in the aggregate is as follows:

                                                                  DECEMBER 31,   DECEMBER 31,
          Balance Sheet Data                                          2003          2002
-----------------------------------------                         -----------    -----------
Real estate assets, net                                           $   127,513    $   198,854
Cash and other                                                          2,516          2,330
                                                                  -----------    -----------
Total assets                                                      $   130,029    $   201,184
                                                                  ===========    ===========
Mortgage notes payable                                            $    33,763    $         -
Construction notes payable to Company (1)                              53,769        160,294
Other liabilities                                                       1,742          3,975
                                                                  -----------    -----------
Total liabilities                                                      89,274        164,269
Members' equity                                                        40,755         36,915
                                                                  -----------    -----------
Total liabilities and members' equity                             $   130,029    $   201,184
                                                                  ===========    ===========
Company's equity investment                                       $    21,017    $    21,991
                                                                  ===========    ===========
Company's share of notes payable                                  $    30,636    $    56,103
                                                                  ===========    ===========

                                                                      THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                         DECEMBER 31,                  DECEMBER 31,
                                                                  --------------------------------------------------------
         INCOME STATEMENT DATA                                        2003           2002          2003           2002
-------------------------------------                             -----------    -----------    -----------    -----------
Revenue
   Rental                                                         $     2,916    $     1,286    $     9,350    $     3,174
   Other                                                                  112             98            470            322
                                                                  -----------    -----------    -----------    -----------
   Total revenues                                                       3,028          1,384          9,820          3,496
                                                                  -----------    -----------    -----------    -----------
Expenses
   Property operating and maintenance                                   1,196            783          4,497          2,578
   Depreciation                                                           959            647          3,757          1,990
   Interest                                                               765            543          3,061          1,601
                                                                  -----------    -----------    -----------    -----------
   Total expenses                                                       2,920          1,973         11,315          6,169
                                                                  -----------    -----------    -----------    -----------

Income (loss) from continuing operations                                  108           (589)        (1,495)        (2,673)
                                                                  -----------    -----------    -----------    -----------

Discontinued operations
   Loss from discontinued operations                                      (86)          (319)          (274)        (1,871)
   Gain on property sale                                                    -              -         26,179              -
                                                                  -----------    -----------    -----------    -----------
   Income (loss) from discontinued operations                             (86)          (319)        25,905         (1,871)
                                                                  -----------    -----------    -----------    -----------

Net income (loss)                                                 $        22    $      (908)   $    24,410    $    (4,544)
                                                                  ===========    ===========    ===========    ===========

Company's share of net income (loss)                              $        23    $      (306)   $     7,791    $    (1,590)
                                                                  ===========    ===========    ===========    ===========

(1) All of the Company's construction financing to these unconsolidated real estate entities is included in the Company's outstanding debt and real estate assets. At December 31, 2003 and 2002, the venture partner's share of the construction loans was $34,950 and $104,191, respectively.

Copyright (C) 2004 Post Apartment Homes, LP All Rights Reserved               17

The Company has committed construction financing to one of the Property LLCs totaling $56,696 ($53,769 funded at December 31, 2003). This loan earns interest at LIBOR plus 1.75% and is secured by the apartment community. The loan matures in November 2004 and is expected to be repaid from the proceeds of a permanent project financing. In the first quarter of 2003, one of the Property LLCs repaid its outstanding construction note payable to the Company of $24,071 through the proceeds from a third-party non-recourse permanent mortgage note totaling $17,000 and from member equity contributions. The mortgage note bears interest at 4.28%, requires monthly principal and interest payments based on a 30-year amortization schedule and matures in March 2008. In the fourth quarter of 2003, a second Property LLC repaid its outstanding construction note payable to the Company of $28,710 through the proceeds from a third-party non-recourse permanent mortgage note totaling $17,000 and from member equity contributions. The mortgage note bears interest at 4.04%, requires interest only payments and matures in December 2008.

As part of the development and construction services agreements entered into between the Company and the Property LLCs, the Company guaranteed the maximum total amount for certain construction cost categories subject to aggregate limits. The Company's remaining maximum exposure for the fourth Property LLC totals approximately $5,200. The Company does not currently expect to be required to fund any guarantees relating to this Property LLC. Additionally, under these agreements, the Company was subject to project completion requirements, as defined. As of December 31, 2003, the Company had met its remaining completion date requirement and will not be subject to any additional costs.

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                 18

                              POST PROPERTIES, INC.
                    NET ASSET VALUE SUPPLEMENTAL INFORMATION
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

This supplemental financial and other data provides adjustments to certain GAAP financial measures and Net Operating Income, which is a supplemental non-GAAP financial measure, that the Company makes internally to calculate Net Asset Value ("NAV"). In addition, the company believes that investors and analysts use similar measures in estimating the company's NAV. These measures, as adjusted, are supplemental non-GAAP financial measures. With the exception of Net Operating Income, the most comparable GAAP measure for each of the non-GAAP measures presented below in the "As Adjusted" column is the corresponding number presented in the first column listed below. In the information below, the company presents Net Operating Income for the quarter ended December 31, 2003 for properties stabilized by the beginning of the quarter ended December 31, 2003 so that a capitalization rate may be applied and an approximate value for the assets determined. Properties not stabilized by the beginning of the quarter ended December 31, 2003 are presented at full undepreciated cost. Other tangible assets are also presented, as well as total liabilities and the liquidation value of preferred shares and units. The Company believes it is important to provide these measures to allow investors to easily come to their own calculations of NAV. The Company also believes that internal and external NAV estimates are a useful benchmark of the value of the company's assets over time and provide a useful measure for analyzing the company's trading price on the New York Stock Exchange.

FINANCIAL DATA
(In thousands)

                                                          THREE MONTHS ENDED                            AS
                INCOME STATEMENT DATA                       DECEMBER, 2003       ADJUSTMENTS          ADJUSTED
-------------------------------------------------------   ------------------    -------------       ------------
Rental revenues                                             $      70,540        $      5,884  (1)  $     76,424
Other property revenues                                             2,198                 246  (1)         2,444
                                                            -------------        ------------       ------------
     Total rental and other revenues (A)                           72,738               6,130             78,868
Property operating & maintenance expenses
   (excluding depreciation and amortization) (B)                   30,393              (1,921) (1)        28,472
                                                            -------------        ------------       ------------
Property net operating income (Table 1) (A-B)               $      42,345        $      8,051       $     50,396
                                                            =============        ============       ============

Apartment units represented                                        28,081                (726) (2)        27,355

                                                                AS OF                                   AS
                   OTHER ASSET DATA                       DECEMBER 31, 2003       ADJUSTMENTS         ADJUSTED
-------------------------------------------------------   ------------------    -------------       ------------
Cash & equivalents                                          $       1,334       $           -       $      1,334
Construction in progress                                           12,946              91,906  (3)       104,852
Land held for development or sale                                  11,994              10,166  (4)        22,160
Investments in and advances to unconsolidated real
   estate entities (including construction loans
   receivable)                                                     74,786             (21,017) (5)        53,769
Other assets (6)                                                   37,441                   -             37,441
Total assets of unconsolidated real estate entities (7)     $     130,029       $    (105,234) (7)  $     24,795

LIABILITY DATA
Tax-exempt debt                                                   214,380                   -            214,380
Other notes payable                                               971,942                   -            971,942
Other liabilities (8)                                             100,194                   -            100,194
Total liabilities of unconsolidated
   real estate entities (9)                                        89,274            (58,028)  (9)        31,246

OTHER DATA
Liquidation value of preferred shares                       $     145,000       $           -       $    145,000
Liquidation value of preferred units                        $      70,000       $           -       $     70,000

Common shares outstanding                                          38,686                   -             38,686
Common units outstanding                                            3,668                   -              3,668

(1) The adjustments reflect a reduction in rental revenues ($1,109) and other property revenues ($9) and property operating and maintenance expenses (excluding depreciation and amortization) ($545) from a property that had not reached a stabilized occupancy of 95% by December 31, 2003 (Post Toscana). The adjustments also include additions for the rental revenues ($8,099) and other property revenues ($350) and property operating and maintenance expenses (excluding depreciation and amortization) ($3,229) of held for sale properties included in discontinued operations and for the company's 35% share of rental revenues ($521) and other property revenues ($29) and property operating and maintenance expenses (excluding depreciation and amortization) ($221) from Post Biltmore and Post Peachtree, properties accounted for on the equity method of accounting. In addition, the adjustments reflect a reduction of rental revenues ($1,629) and other revenues ($124) and property operating and maintenance expenses (excluding depreciation and amortization) ($1,733) relating to the company's corporate apartment business. Lastly, the adjustment to operating and maintenance expenses (excluding depreciation and amortization) also includes a reduction for corporate property management expenses ($3,093).

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                 19

(2) The adjustment reflects a reduction of total apartment units for properties that had not reached a stabilized occupancy of 95% by December 31, 2003 (Post Toscana(TM) and Post Massachusetts Avenue(TM) - 468 unit total reduction) and a reduction of 65% of the 276 units at Post Biltmore(TM) (179 unit reduction) and the 121 units at Post Peachtree(TM) (a 79 unit reduction) to adjust the Post Biltmore(TM) and Post Peachtree(TM) units to the company's 35% share of the units.

(3) The adjustment reflects the amount required for the "As Adjusted" amount to equal the aggregate cost investment in projects that had not reached a stabilized occupancy of 95% as of December 31, 2003 (Post Toscana(TM)).

(4) The adjustment reflects land parcels included on the balance sheet as a component of assets held for sale.

(5) The "As of December 31, 2003" amount represents the Company's investment in and advances to unconsolidated entities. The adjustment reflects the company's equity investments in unconsolidated entities. The "As Adjusted" amount represents the construction loans receivable from the unconsolidated entities.

(6) These amounts consist of restricted cash and other assets, per the Company's balance sheet.

(7) The "As of December 31, 2003" amount represents total assets of unconsolidated entities. The adjustment includes the additions to add back the accumulated depreciation of such assets ($5,939) and a reduction for the venture partner's 65% share of assets before accumulated depreciation of Post Massachusetts Avenue(TM) ($44,885). The adjustment also includes a reduction for all of the undepreciated real estate assets ($65,125) and a reduction for the venture partners' 65% share of cash and other assets ($1,163) of the company's Post Biltmore(TM) and Post Peachtree(TM) projects as those projects reached stabilized occupancy prior to December 31, 2003. The "As Adjusted" amount represents the company's 35% share of undepreciated real estate assets of Post Massachusetts Avenue(TM) plus the company's 35% share of the cash and other assets of all of the unconsolidated entities.

(8) These amounts consist of the sum of accrued interest payable, dividends and distributions payable, accounts payable and accrued expenses and security deposits and prepaid rents as reflected on the company's balance sheet.

(9) The "As of December 31, 2003" amount represents total liabilities of unconsolidated entities. The adjustment represents a reduction for the venture partner's 65% share of liabilities of unconsolidated entities. The "As Adjusted" amount represents the Company's 35% share of liabilities of unconsolidated entities.

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                 20

                              POST PROPERTIES, INC.
               NON-GAAP FINANCIAL MEASURES AND OTHER DEFINED TERMS
              (Dollars in thousands, except per share or unit data)
                                   (Unaudited)

DEFINITIONS OF SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES AND OTHER DEFINED TERMS

The company uses certain non-GAAP financial measures and other defined terms in this accompanying Supplemental Financial Data. These non-GAAP financial measures include FFO, FAD, net operating income, same store capital expenditures, net income, FFO and FAD excluding certain accounting charges, certain debt statistics and ratios and economic gains on property sales. The definitions of these non-GAAP financial measures are summarized below. The company believes that these measures are helpful to investors in measuring financial performance and/or liquidity and comparing such performance and/or liquidity to other REITS.

     FUNDS FROM OPERATIONS - The company uses FFO as an operating measure. The company uses the NAREIT definition of FFO. FFO is defined by NAREIT to mean net income (loss) available to common shareholders determined in accordance with GAAP, excluding gains (losses) from extraordinary items and sales of property, plus depreciation and amortization of real estate assets, and after adjustment for unconsolidated partnerships and joint ventures all determined on a consistent basis in accordance with GAAP. In October 2003, NAREIT issued additional guidance modifying the definition of FFO. The first modification revised the treatment of asset impairment losses and impairment losses incurred to write-down assets to their fair value at the date assets are classified as held for sale, to include such losses in FFO. Previously, such losses were excluded from FFO consistent with the treatment of gains and losses on property sales. The second modification clarified the treatment of original issue costs and premiums paid on preferred stock redemptions to deduct such costs and premiums in determining FFO available to common shareholders. This modification was consistent with the recently clarified treatment of these costs under GAAP. The company adopted the modifications to the definition of FFO effective with its reported results for the third quarter of 2003. Prior period and prior year presentations of FFO have been restated to conform with the revised definition of FFO. FFO presented in the company's press release and Supplemental Financial Data is not necessarily comparable to FFO presented by other real estate companies because not all real estate companies use the same definition. The company's FFO is comparable to the FFO of real estate companies that use the current NAREIT definition.

     Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of real estate assets diminishes predictably over time. NAREIT stated in its April 2002 White Paper on Funds from Operations that "since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." As a result, the concept of FFO was created by NAREIT for the REIT industry to provide an alternate measure. Since the company agrees with the concept of FFO and appreciates the reasons surrounding its creation, the company believes that FFO is an important supplemental measure of operating performance. In addition, since most equity REITs provide FFO information to the investment community, the company believes that FFO is a useful supplemental measure for comparing the company's results to those of other equity REITs. The company believes that the line on its consolidated statement of operations entitled "net income available to common shareholders" is the most directly comparable GAAP measure to FFO. The company also computes a dividend payout ratio using dividends declared during the quarter divided by FFO per diluted share in order to provide investors with one alternate earnings measure to compare the relationship of FFO to the company's quarterly dividends and distributions.

     FUNDS AVAILABLE FOR DISTRIBUTION - The company also uses funds available for distribution ("FAD") as an operating measure. FAD is defined as FFO less operating capital expenditures. The company believes that FAD is an important supplemental measure of operating performance for an equity REIT because it provides investors with an indication of the REIT's ability to fund operating capital expenditures through earnings. In addition, since most equity REITs provide FAD information to the investment community, the company believes that FAD is a useful supplemental measure for comparing the company to other equity REITs. The company believes that the line on its consolidated statement of operations entitled "net income available to common shareholders" is the most directly comparable GAAP measure to FAD. The company also computes a dividend payout ratio using dividends declared during the quarter divided by FAD per diluted share in order to provide investors with one alternate earnings measure to compare the relationship of FAD to the company's quarterly dividends and distributions.

     PROPERTY NET OPERATING INCOME - The company uses property NOI, including same store NOI and same store NOI by market, as an operating measure. NOI is defined as rental and other revenues from real estate operations less total property and maintenance expenses from real estate operations (exclusive of depreciation and amortization). The company believes that NOI is an important supplemental measure of operating performance for a REIT's operating real estate because it provides a measure of the core operations, rather than factoring in depreciation and amortization, financing costs and general and administrative expenses generally incurred at the corporate level. This measure is particularly useful, in the opinion of the company, in evaluating the performance of geographic operations, same store groupings and individual properties. Additionally, the company believes that NOI, as defined, is a widely accepted measure of comparative operating performance in the real estate investment community. The company believes that the line on its consolidated statement of operations entitled "income from continuing operations" is the most directly comparable GAAP measure to NOI.

     SAME STORE CAPITAL EXPENDITURES - The company uses same store recurring and non-recurring capital expenditures as cash flow measures. Same store recurring and non-recurring capital expenditures are supplemental non-GAAP financial measures. The company believes that same store recurring and non-recurring capital expenditures are important indicators of the costs incurred by the company in maintaining its same store communities on an ongoing basis. The corresponding GAAP measures include information with respect to the company's other operating segments consisting of communities stabilized in the prior year, lease-up communities, and sold communities in addition to same store information. Therefore, the company believes that the company's presentation of same store

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                 21
     recurring and non-recurring capital expenditures is necessary to demonstrate same store replacement costs over time. The company believes that the most directly comparable GAAP measure to same store recurring and non-recurring capital expenditures are the lines on the company's consolidated statements of cash flows entitled "recurring capital expenditures" and "non-recurring capital expenditures."

     NET INCOME, FFO AND FAD EXCLUDING CERTAIN CHARGES - The company uses net income, FFO and FAD excluding certain severance, proxy and impairment charges as operating measures. The company reports net income, FFO and FAD excluding certain charges as alternative financial measures of core operating performance. The company believes net income, FFO and FAD before charges are informative measures for comparing operating performance between periods and for comparing operating performance to other companies that have not incurred such charges. The company further believes that charges of the nature incurred in 2003 and 2002 are not necessarily repetitive in nature and that it is therefore meaningful to compare operating performance using alternative, non-GAAP measures. In addition, the company believes the investment and analyst communities desire to understand the meaningful components of the company's performance and that these non-GAAP measures assist in providing such supplemental measures. The company believes that the most directly comparable GAAP financial measures to each of net income, FFO and FAD, excluding certain charges, is the line on the company's consolidated statements of operations entitled "net income
     (loss) available to common shareholders." The company computes dividend payout ratios using dividends declared during the quarter divided by FFO and FAD per diluted share, excluding certain charges in order to provide investors with alternate earnings measures to compare the relationship of FFO and FAD, excluding certain charges, to the company's quarterly dividends and distributions.

     DEBT STATISTICS AND DEBT RATIOS - The company uses a number of debt statistics and ratios as supplemental measures of liquidity. The numerator and/or the denominator of certain of these statistics and/or ratios include non-GAAP financial measures that have been reconciled to the most directly comparable GAAP financial measure. These debt statistics and ratios include: (1) an interest coverage ratio; (2) a fixed charge coverage ratio;
     (3) total debt as a percentage of undepreciated real estate (unadjusted and adjusted for joint venture partners' share of debt); (4) total debt plus preferred shares and units as a percentage of undepreciated real estate (total debt unadjusted and adjusted for joint venture partners' share of debt); (5) a ratio of consolidated debt to total assets; (6) a ratio of secured debt to total assets; (7) a ratio of total unencumbered assets to unsecured debt; and (8) a ratio of consolidated income available to debt service to annual debt service charge. A number of these debt statistics and ratios are derived from covenants found in the company's debt agreements, including, among others, the company's senior unsecured notes. In addition, the company presents these measures because the degree of leverage could affect the company's ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. The company uses these measures internally as an indicator of liquidity and the company believes that these measures are also utilized by the investment and analyst communities to better understand the company's liquidity.

     ECONOMIC GAINS ON PROPERTY SALES - The company uses economic gains on property sales as a supplemental measure of operating performance. Economic gains on property sales are defined as gains on property sales in accordance with GAAP, before accumulated depreciation and any prior period write-downs for asset impairment charges on such assets. The company believes economic gains on property sales is an important supplemental measure to gains on property sales in accordance with GAAP because it assists investors and analysts in understanding the relationship between the cash proceeds from the sale of an asset and the cash invested in that asset. The company believes the line on its consolidated statement of operations entitled "gains on property sales - discontinued operations" is the most directly comparable GAAP measure to economic gains on property sales.

     AVERAGE ECONOMIC OCCUPANCY - The company uses average economic occupancy as a statistical measure of operating performance. The company defines average economic occupancy as gross potential rent less vacancy losses, model expenses and bad debt expenses divided by gross potential rent for the period, expressed as a percentage.

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                 22

RECONCILIATIONS OF SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES

TABLE 1

RECONCILIATION OF SAME STORE NET OPERATING INCOME (NOI) TO INCOME (LOSS) FROM CONTINUING OPERATIONS (Dollars in thousands)

                                                            THREE MONTHS ENDED                       TWELVE MONTHS ENDED
                                                --------------------------------------------  -------------------------------
                                                 DECEMBER 31    DECEMBER 31,  SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                     2003           2002           2003             2003            2002
                                                 ------------  -------------  --------------  --------------  ---------------
Total same store NOI                             $    35,439    $    37,167    $    35,247      $   141,419     $   150,543
Property NOI from other operating segments             6,906          6,322          6,763           26,330          20,093
                                                 -----------    -----------    -----------      -----------     -----------
Consolidated property NOI                             42,345         43,489         42,010          167,749         170,636
Add:
   Interest income                                       187            286            223              894           1,288
   Minority interest in consolidated property
    partnerships                                         665            576            677            2,024           2,055
   Gains on property sales - continuing
    operations                                             -              -              -                -          13,275
Less:
   Depreciation                                      (21,603)       (21,124)       (21,553)         (83,700)        (76,760)
   Interest                                          (15,914)       (14,650)       (17,122)         (64,905)        (52,035)
   Amortization of deferred loan costs                  (962)          (616)        (1,084)          (3,801)         (2,327)
   General and administrative                         (4,400)        (3,450)        (3,735)         (15,102)        (14,431)
   Development costs and other expenses               (1,298)          (694)          (277)          (2,138)           (830)
   Severance charges                                       -              -              -          (21,506)              -
   Proxy and related costs                                 -              -              -           (5,231)              -
   Equity in income (losses) of unconsolidated
    entities                                              23           (306)            60            7,791          (1,590)
   Minority interest of preferred unitholders         (1,400)        (1,400)        (1,400)          (5,600)         (5,600)
   Minority interest of common unitholders               393            101            457            3,552          (2,681)
                                                 -----------    -----------    -----------      -----------     -----------
Income (loss) from continuing operations         $    (1,964)   $     2,212    $    (1,744)     $   (19,973)    $    31,000
                                                 ===========    ===========    ===========      ===========     ===========

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                 23

TABLE 2

SAME STORE NET OPERATING INCOME (NOI) SUMMARY BY MARKET
(Dollars in thousands)

                                                            THREE MONTHS ENDED
                                           ---------------------------------------------------     4Q'03 VS       4Q'03 VS
                                             DECEMBER 31,      DECEMBER 31,     SEPTEMBER 30,        4Q'02          3Q'03
                                                 2003              2002              2003          % CHANGE        % CHANGE
                                           ---------------   ---------------  ----------------    -----------    ------------
Rental and other revenues
   Atlanta                                   $    32,092       $    33,094       $    32,740         (3.0)%         (2.0)%
   Dallas                                         12,009            12,078            12,200         (0.6)%         (1.6)%
   Tampa                                           4,414             4,368             4,400          1.1%           0.3%
   Other                                           6,536             6,501             6,634          0.5%          (1.5)%
                                             -----------       -----------       -----------
     Total rental and other revenues              55,051            56,041            55,974         (1.8)%         (1.6)%
                                             -----------       -----------       -----------
Property operating and maintenance
  expenses
  (exclusive of depreciation and
  amortization)
   Atlanta                                        11,109            10,986            11,727          1.1%          (5.3)%
   Dallas                                          4,748             4,214             4,941         12.7%          (3.9)%
   Tampa                                           1,626             1,591             1,753          2.2%          (7.2)%
   Other                                           2,129             2,083             2,306          2.2%          (7.7)%
                                             -----------       -----------       -----------
     Total                                        19,612            18,874            20,727          3.9%          (5.4)%
                                             -----------       -----------       -----------
Net operating income
   Atlanta                                        20,983            22,108            21,013         (5.1)%         (0.1)%
   Dallas                                          7,261             7,864             7,259         (7.7)%          0.0%
   Tampa                                           2,788             2,777             2,647          0.4%           5.3%
   Other                                           4,407             4,418             4,328         (0.2)%          1.8%
                                             -----------       -----------       -----------
     Total same store NOI                    $    35,439       $    37,167       $    35,247         (4.6)%          0.5%
                                             ===========       ===========       ===========

                                                          TWELVE MONTHS ENDED
                                                             DECEMBER 31,
                                                      ----------------------------
                                                            2003          2002        % CHANGE
                                                      ----------------------------  -------------
Rental and other revenues
   Atlanta                                             $   129,601   $   135,492        (4.3)%
   Dallas                                                   48,371        49,677        (2.6)%
   Tampa                                                    17,464        18,197        (4.0)%
   Other                                                    26,156        26,111         0.2%
                                                       -----------   -----------
     Total rental and other revenues                       221,592       229,477        (3.4)%
                                                       -----------   -----------
Property operating and maintenance expenses
  (exclusive of depreciation and amortization)
   Atlanta                                                  44,891        43,867         2.3%
   Dallas                                                   19,479        19,232         1.3%
   Tampa                                                     6,772         6,823        (0.7)%
   Other                                                     9,031         9,012         0.2%
                                                       -----------   -----------
     Total                                                  80,173        78,934         1.6%
                                                       -----------   -----------
Net operating income
   Atlanta                                                  84,710        91,625        (7.5)%
   Dallas                                                   28,892        30,445        (5.1)%
   Tampa                                                    10,692        11,374        (6.0)%
   Other                                                    17,125        17,099         0.2%
                                                       -----------   -----------
     Total same store NOI                              $   141,419   $   150,543        (6.1)%
                                                       ===========   ===========

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                 24

TABLE 3

RECONCILIATION OF SEGMENT CASH FLOW DATA TO STATEMENTS OF CASH FLOWS (Dollars in thousands)

                                                                      THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                         DECEMBER 31,                  DECEMBER 31,
                                                                 ---------------------------     ---------------------------
                                                                      2003           2002          2003           2002
                                                                 -------------  ------------     ------------  -------------
Recurring capital expenditures by operating segment
Same store                                                        $     1,951    $     1,530    $     7,108    $     6,149
Partially stabilized                                                        8             22             50             54
Construction and lease-up                                                  32             12             74             67
Other segments                                                            499            502          2,241          3,111
                                                                  -----------    -----------    -----------    -----------
Total recurring capital expenditures per statements of cash
flows                                                             $     2,490    $     2,066    $     9,473    $     9,381
                                                                  ===========    ===========    ===========    ===========
Non-recurring capital expenditures by operating segment
Same store                                                        $     1,490    $       258    $     3,704    $     1,487
Partially stabilized                                                       26             33             68             48
Construction and lease-up                                                 287              3            335             14
Other segments                                                            118          1,073          1,045          1,892
                                                                  -----------    -----------    -----------    -----------
Total non-recurring capital expenditures per statements of cash
flows                                                             $     1,921    $     1,367    $     5,152    $     3,441
                                                                  ===========    ===========    ===========    ===========

TABLE 4

COMPUTATION OF INTEREST AND FIXED CHARGE COVERAGE RATIOS
(Dollars in thousands)

                                                                           TWELVE MONTHS ENDED
                                                                               DECEMBER 31,
                                                                 -------------------------------------
                                                                        2003                2002
                                                                 -----------------   -----------------
Income (loss) from continuing operations                            $   (19,973)        $    31,000

Minority interest of common unitholders                                  (3,552)              2,681
Minority interest of preferred unitholders                                5,600               5,600
Gains on property sales                                                       -             (13,275)
Gains on property sales - unconsolidated entities                        (8,395)                  -
Depreciation expense                                                     83,700              76,760
Depreciation (company share) of assets held in unconsolidated
entities                                                                  1,568               1,104
Interest expense                                                         64,905              52,035
Interest expense (company share) of assets held in
  unconsolidated entities                                                 1,337                 972
Amortization of deferred financing costs                                  3,801               2,327
Severance charges                                                        21,506                   -
Proxy and related costs                                                   5,231                   -
                                                                    -----------         -----------
Income available for debt service (A)                               $   155,728         $   159,204
                                                                    ===========         ===========

Interest expense                                                    $    64,905         $    52,035
Interest expense (company share) of assets held in
  unconsolidated entities                                                 1,337                 972
                                                                    -----------         -----------
Interest expense for purposes of computation (B)                         66,242              53,007
Dividends and distributions to preferred shareholders and
unitholders                                                              17,049              17,049
                                                                    -----------         -----------
Fixed charges for purposes of computation (C)                       $    83,291         $    70,056
                                                                    ===========         ===========
Interest coverage ratio (A/B) (1)                                           2.4x                3.0x
                                                                    ===========         ===========

Fixed charge coverage ratio (A/C) (1)                                       1.9x                2.3x
                                                                    ===========         ===========

(1) The interest coverage and fixed charge coverage ratios, including discontinued operations, for the twelve months ended December 31, 2003 would be 2.5x and 2.0x, respectively.

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                 25

TABLE 5

COMPUTATION OF DEBT RATIOS
(Dollars in thousands)

                                                                  AS OF                  AS OF
                                                            DECEMBER 31, 2003      DECEMBER 31, 2002
                                                           ---------------------  --------------------
Total real estate assets per balance sheet                    $  2,164,391             $  2,443,535
Plus:
Accumulated depreciation per balance sheet                         432,157                  426,136
Accumulated depreciation on assets held for sale                    74,614                   17,829
                                                              ------------             ------------
Total undepreciated real estate assets (A)                       2,671,162                2,887,500
Less:
Advances to unconsolidated joint ventures equal to
  joint venture partner's share of joint venture
  construction debt                                                (34,950)                (104,191)
                                                              ------------             ------------
Total undepreciated real estate assets
  (adjusted for joint venture partner's share of debt)
  (B)                                                         $  2,636,212             $  2,783,309
                                                              ============             ============
Total debt per balance sheet (C)                              $  1,186,322             $  1,414,555
Less:
Joint venture partners' share of joint venture
  construction debt                                                (34,950)                (104,191)
                                                              ------------             ------------
Total debt (adjusted for joint venture partners' share)
  (D)                                                         $  1,151,372             $  1,310,364
                                                              ============             ============
Total debt as a % of undepreciated real estate assets
  (C/A)                                                               44.4%                    49.0%
                                                              ============             ============
Total debt as a % of undepreciated real estate assets
  (adjusted for joint venture partner's share of
  debt) (D+B)                                                         43.7%                    47.1%
                                                              ============             ============
Total debt per balance sheet                                  $  1,186,322             $  1,414,555
Plus:
Preferred shares at liquidation value                              145,000                  145,000
Preferred units at liquidation value                                70,000                   70,000
                                                              ------------             ------------
Total debt and preferred shares and units (E)                    1,401,322                1,629,555
Less:
Joint venture partners' share of joint venture
  construction debt                                                (34,950)                (104,191)
                                                              ------------             ------------
Total debt and preferred shares and units (adjusted for
  joint venture partners' share of debt) (F)                  $  1,366,372             $  1,525,364
                                                              ============             ============
Total debt and preferred shares and units as a % of
  undepreciated assets (E+A)                                          52.5%                    56.4%
                                                              ============             ============
Total debt and preferred shares and units as a % of
  undepreciated assets(adjusted for joint venture
  partners' share of debt)  (F+B)                                     51.8%                    54.8%
                                                              ============             ============

Copyright(C)2004 Post Apartment Homes, LP All Rights Reserved                 26